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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 10, 2001

                              HAMILTON BANCORP INC.
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             (Exact Name of Registrant as Specified in Its Charter)




                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)

              0-20960                                    65-0149935
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      (Commission File Number)                (IRS Employer Identification No.)

                              3750 N.W. 87th Avenue
                              Miami, Florida 33178
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          (Address of Principal Executive Offices, Including Zip Code)


Registrant's telephone number, including area code  (305) 717-5500


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 17, 2001, Hamilton Bancorp Inc., a Florida corporation (the "Registrant" or "Company"), filed a report on Form 8-K announcing under Item 4 the resignation of Deloitte & Touche LLP ("D&T") as its independent certifying accountant.

         Pursuant to Item 304(a)(3) of Regulation S-K, the Registrant has requested that D&T furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements made by the Registrant in Item 4 of the Form 8-K filed on October 17, 2001. A copy of such letter dated October 19, 2001 is filed as Exhibit 16.1 to this Form 8-K/A.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         Exhibit Number         Description
         --------------         -----------

         16.1                   Letter from Deloitte & Touche LLP dated
                                October 19, 2001 to the Securities and Exchange Commission regarding the change in certifying accountant.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HAMILTON BANCORP INC.



Dated: October 19, 2001                By: /s/ Lucious T. Harris
                                           -------------------------------------
                                           Lucious T. Harris
                                           Chief Financial Officer



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